UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

Vivid Seats Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40926 (Commission File Number)	86-3355184 (IRS Employer Identification No.)

24 E. Washington St., Suite 900 Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant’s telephone number, including area code: (312) 291-9966

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 5, 2024, Vivid Seats Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”), at which stockholders approved, among other things, the First Amendment to the Vivid Seats Inc. 2021 Incentive Award Plan (the “Plan Amendment”). A description of the material terms of the Plan Amendment is included under “Proposal No. 1: The Plan Amendment Proposal” beginning on page six of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 9, 2024 (as supplemented, the “Proxy Statement”), which description is incorporated by reference herein. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

175,664,966 shares of the Company’s common stock were present virtually or represented by proxy at the Special Meeting, representing 83.6% percent of the Company’s outstanding common stock as of January 4, 2024, the record date for the Special Meeting. The voting results for the proposals voted upon at the Special Meeting (each of which is described in greater detail in the Proxy Statement) are set forth below.

Proposal No. 1. The Company’s stockholders approved the Plan Amendment. The voting results were:

For	Against	Abstain
139,079,570	36,572,957	12,439

Proposal No. 2. The Company’s stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, if there are insufficient votes to approve the Plan Amendment. The voting results were:

For	Against	Abstain
142,263,316	33,395,089	6,561

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Vivid Seats Inc. 2021 Incentive Award Plan, effective February 5, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date: February 9, 2024	By:	/s/ Emily Epstein
Emily Epstein
General Counsel